UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 1, 2005
Service Corporation International
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-6402-1 (Commission File Number)	74-1488375 (I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas (Address of principal executive offices)	77019 (Zip Code)
Registrant’s telephone number, including area code     (713) 522-5141

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On December 1, 2005, Service Corporation International (SCI) notified its named executive officers (except Mr. R. L. Waltrip, Chairman and Chief Executive Officer of SCI) that their employment agreements with SCI Executive Services, Inc., an SCI subsidiary, were being extended to December 31, 2006. Mr. Waltrip’s employment agreement expires December 31, 2006. The material terms of the employment agreements for Mr. Waltrip and the other executive officers named in SCI’s proxy statement dated April 18, 2005 are summarized in such proxy statement under “Certain Information With Respect to Officers and Directors — Executive Employment Agreements”, which is incorporated by reference herein.
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 1, 2005	Service Corporation International
	By:	/s/ James M. Shelger
James M. Shelger
Senior Vice President, General Counsel and Secretary